SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2010
Date of Report (Date of earliest event reported)

Global Immune Technologies, Inc.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

File No. 0-30520
(Commission File Number)

98-05327255
(I.R.S. Employer Identification No.)

45 Brown Street, Nova Scotia B1V 1G2
(Address of principal executive offices)

1 888 612 1937
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

SECTION 8.  Other Events
Item 8.01

Effective – Wyoming—(Market Wire -- June 25, 2010) - Global Immune Technologies Inc. (“the Company”) (PINKSHEETS: GIMU) announced today that it has made great progress in completing filings necessary to become a fully reporting company on the OTCBB.  The Company also announced it has begun discussions with an acquisition target company, to be disclosed at a later date. Global Immune will be acquiring management and analyzing key factors that it is confident will lead to a very successful acquisition and offer excellent potential for all shareholders of the Company.  Management is now in administrative processes in order to proceed with its development in the exciting industry sector of technology development.   The company expects to be able to update shareholders shortly of its chosen acquisition and completion of all filings.

Forward Looking Statements:
This news release contains "forward-looking statements" within the meaning of the securities laws, which are based on current expectations and beliefs, involve certain risk and uncertainties as well as certain assumptions concerning future events made with information that is currently available. Statements in this news release that are not historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expects," "intends," "plans," "may," "could," "should," "anticipates," "likely," "believes" and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts and analyses and other information that are based on forecasts of future results, estimates of amounts not yet determined and assumptions of managemen.  Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside of Global Immune´s control, which could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please refer to Global Immunes filings with the U.S. Securities and Exchange Commission. Global Immune Technologies, Inc. assumes no obligation to update or supplement such forward-looking statements other than as required by law.

Safe Harbor:
This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 27E of the Securities Act of 1934. Statements contained in this release that are not historical facts may be deemed to be forward-looking statements. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, ability to obtain financing and regulatory and shareholder approvals for anticipated actions.

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated June 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.

By:	/s/ Donald Perks
Name:	Donald Perks
Title:	President

Date: June 29, 2010